As filed with the Securities and Exchange Commission on April 25, 2001

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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|_| |X|	Preliminary Proxy Statement Definitive Proxy Statement	|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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MUNIENHANCED FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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	(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

May 24, 2001

TO THE STOCKHOLDERS OF MUNIENHANCED FUND, INC.:

Notice is hereby given that the 2001 Annual Meeting of Stockholders (the “Meeting”) of MuniEnhanced Fund, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 24, 2001 at 10:20 a.m. (Eastern time) for the following purposes:

(1)	To elect a Board of Directors to serve for the ensuing year; and
(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 29, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 10, 2001, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-645-4519.

By Order of the Board of Directors
ALICE A. PELLEGRINO Secretary MuniEnhanced Fund, Inc.

Plainsboro, New Jersey Dated: April 25, 2001

PROXY STATEMENT

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2001 ANNUAL MEETING OF STOCKHOLDERS

May 24, 2001

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniEnhanced Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2001 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 24, 2001, at 10:20 a.m. (Eastern time). The approximate mailing date of this Proxy Statement is April 26, 2001.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 29, 2001, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 29,369,874 shares of common stock, par value $.10 per share (“Common Stock”), and 6,000 shares of auction market preferred stock, par value $.025 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (“AMPS”). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1)	All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated below as Directors to be elected by holders of AMPS; and
(2)	All such proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the four (4) persons designated below as Directors to be elected by holders of Common Stock and AMPS.

The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees, including their designated classes, follows:

To Be Elected by Holders of AMPS, Voting Separately as a Class:

				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships	Director Since	Common Stock	AMPS
Herbert I. London(1)(2) 2 Washington Square Village New York, New York 10012	62	John M. Olin Professor of Humanities, New York University since 1993 and Professor since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	1989	0	0

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				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships	Director Since	Common Stock	AMPS
André F. Perold (1)(2) Morgan Hall Soldiers Field Boston, Massachusetts 02163	49	Harvard Business School: George Gund Professor of Finance and Banking since 2000, Finance Area Chair since 1996, Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, The Common Fund since 1989; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000.	1989	0	0

To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships	Director Since	Common Stock	AMPS
James H. Bodurtha(1)(2) 36 Popponesset Road Cotuit, Massachusetts 02635	57	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	1995	449(3)	0

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				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships	Director Since	Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of MLIM and its affiliate, Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	1999	0	0

Joseph L. May(1)(2) 424 Church Street Suite 2000 Nashville, Tennessee 37219	71	Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne- Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.	1989	1,000(3)	0

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				Shares Beneficially Owned at the Record Date
Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships	Director Since	Common Stock	AMPS
Roberta Cooper Ramo(1)(2) P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87103	58	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	1999	0	0

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Directors.”
(2)	Member of the Audit Committee of the Board.
(3)	Constitutes less than 0.1% of the outstanding shares of the Fund.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

Committee Report. The Board of Directors of the Fund has a standing Audit Committee, which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and who are “independent” as defined in the listing standards of the New York Stock Exchange. The principal responsibilities of the Audit Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Fund adopted an Audit

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Committee Charter at a meeting held on May 23, 2000. The Board of Directors revised and reapproved the Charter on March 13, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit A. The Audit Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), the Fund’s independent auditors, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on March 12, 2001, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements for the fiscal year ended January 31, 2001 with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report, the Audit Committee would have been notified by Fund management or the independent auditors. The Audit Committee received no such notifications. At that same meeting, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the fiscal year ended January 31, 2001 be included in the Fund’s Annual Report to Stockholders.

Herbert I. London Andre F. Perold James H. Bodurtha Joseph L. May Roberta Cooper Ramo

In addition to the above, the Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Audit Committee generally will not consider nominees recommended by stockholders. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors’ Meetings. During the fiscal year ended January 31, 2001, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers, directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any

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advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) Roberta Cooper Ramo inadvertently made a late Form 3 filing reporting her election as a Director of the Fund, (ii) Michael Kalinoski inadvertently made a late Form 3 filing reporting his election as an officer of the Fund, and (iii) Michael G. Clark, an officer of FAM, inadvertently made a late Form 4 filing.

Interested Persons. The Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of the Fund.

Compensation of Directors. The Fund pays fees to each non-interested Director for service to the Fund. Each non-interested Director receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM, the Fund’s investment adviser, or its affiliates (“Affiliate-advised funds”). The portion of the annual retainer allocated to each Affiliate-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director who attends all in-person Board meetings and all in-person Audit Committee meetings aggregate $60,000 for all Affiliate-advised funds for which that Director serves and are allocated equally among those funds. The Fund also reimburses the non-interested Directors for actual out-of-pocket expenses relating to attendance at meetings.

The following table shows with respect to the Fund the compensation earned by the non-interested Directors for the Fund’s fiscal year ended January 31, 2001 and the aggregate compensation paid to them from all Affiliated-advised funds for the calendar year ended December 31, 2000.

Name of Director	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other Affiliate-Advised Funds(1)
James H. Bodurtha	$5,062	None	$132,250
Herbert I. London	$5,062	None	$132,250
Joseph L. May	$5,062	None	$132,250
André F. Perold	$5,062	None	$132,250
Roberta Cooper Ramo	$8,673	None	$169,000

(1)	The Directors serve on the boards of Affiliate-advised funds as follows: Mr. Bodurtha (30 registered investment companies consisting of 42 portfolios); Mr. London (30 registered investment companies consisting of 42 portfolios); Mr. May (30 registered investment companies consisting of 42 portfolios); Mr. Perold (30 registered investment companies consisting of 42 portfolios); and Ms. Ramo (30 registered investment companies consisting of 42 portfolios).

Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following table sets forth information concerning each of these officers:

Name and Biography	Age	Office	Officer Since
Terry K. Glenn Executive Vice President of FAM and MLIM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	60	President	1989*

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Name and Biography	Age	Office	Officer Since
Vincent R. Giordano Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.	56	Senior Vice President	1989

Kenneth A. Jacob First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	50	Vice President	1989

Donald C. Burke First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	40	Vice President Treasurer	1993 1999

Michael Kalinoski Vice President and Portfolio Manager of MLIM since 1999; Head Municipal Bond Trader with Strong Funds from 1996 to 1999 and a member of the municipal bond investment team of Strong Funds from 1993 to 1996.	30	Vice President	1999

Alice A. Pellegrino Vice President of MLIM since 1999; Attorney with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	41	Secretary	1999

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (11 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co, Inc.

LEGAL PROCEEDINGS

On June 21, 1996, a putative class action titled Green v. Fund Asset Management, L.P. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to

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disclose that proceeds arising from the issuance of AMPS would be included in a fund’s net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants’ interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

On September 17, 1997, defendants moved to dismiss plaintiffs’ complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the District Court granted defendants’ motion in substantial part and dismissed plaintiffs’ claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs’ claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

On February 4, 1999, defendants moved to dismiss plaintiffs’ state law claims for breach of fiduciary duty and deceit on the ground that they are preempted by Section 36(b) of the Investment Company Act. On June 14, 1999, the District Court granted defendants’ motion and dismissed plaintiffs’ state law claims. At the same time, the District Court granted plaintiffs permission to immediately file an interlocutory appeal to the United States Court of Appeals for the Third Circuit. On March 16, 2001, the Third Circuit reversed the District Court’s decision and reinstated plaintiffs’ state law claims. On March 30, 2001, defendants filed a petition for reconsideration and suggestion for a rehearing en banc. That petition is still under consideration.

In February 2001, the defendants moved for summary judgment on plaintiffs’ Section 36(b) claim. On March 16, 2001 plaintiffs moved for partial summary judgment on liability on the Section 36(b) claim. The motions for summary judgment are pending.

The defendants believe that plaintiffs’ allegations are without merit and intend to continue to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses that they may incur in connection with this litigation.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund’s securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has

9

retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses estimated to be $500.

Voting Requirements and Procedures

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees.

With respect to Item 1, “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect the two Directors to be elected by holders of AMPS and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions are received on Item 1, except as limited by agreement or applicable law, it will vote such uninstructed shares in the same proportion as the votes received from holders of shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1.

Other Matters

Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

For the fiscal year ended January 31, 2001, the aggregate fees paid to the independent auditors for professional services rendered were as follows: (i) the independent auditors received $39,300 for the audits of the Fund’s annual financial statements and the review of financial statements included in the Fund’s report to

10

stockholders; and (ii) the independent auditors received $3,421,400 for all other non-audit services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provided services to the Fund. Of the $3,421,400 paid for non-audit services under clause (ii), $3,396,800 relates to services performed for all funds managed by FAM and MLIM. In addition, for the fiscal year ended January 31, 2001, the independent auditors received no fees for financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provided services to the Fund. The Fund’s Audit Committee has considered whether the provision of non-audit services discussed above is compatible with maintaining the independence of the independent auditors.

Address Of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended January 31, 2001 to any stockholder upon request. Such requests should be directed to MuniEnhanced Fund, Inc.,
P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary, or to
1-800-637-3863.

Stockholder Proposals

If a stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in May 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 26, 2001. Any stockholder who desires to bring a proposal at the Fund’s 2002 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08543) by March 11, 2002.

By Order of the Board of Directors
ALICE A. PELLEGRINO Secretary MuniEnhanced Fund, Inc.
Dated: April 25, 2001

11

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EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;
(b)	each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;
(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;
(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and
(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

(a)	in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;
(b)	in its oversight of the Fund’s financial statements and the independent audit thereof; and
(c)	in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

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III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;
(b)	to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;
(c)	to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;
(d)	to review the fees charged by independent accountants for audit and other services;
(e)	to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;
(f)	to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;
(g)	to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;
(h)	to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;
(i)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;
(j)	to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

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(k)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;
(l)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and
(m)	to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated May 23, 2000

Revised March 13, 2001

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Appendix A

MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIYIELD FUND, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
MUNIYIELD FLORIDA FUND
MUNIYIELD MICHIGAN FUND, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.

COMMON STOCK

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the annual meeting of stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes: | | or | X | in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, James H. Bodurtha, Joseph L. May and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:______________________________ , 2001
X____________________________________ Signature
X____________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the annual meeting of stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes: | | or | X | in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, André F. Perold and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:______________________________ , 2001
X____________________________________ Signature
X____________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.